UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 14, 2017

Central Index Key Number of the issuing entity: 0001695924

Wells Fargo Commercial Mortgage Trust 2017-RC1

(Exact name of Issuing Entity)

Central Index Key Number of the depositor: 0000850779

Wells Fargo Commercial Mortgage Securities, Inc.

(Exact Name of Registrant as Specified in its Charter)

Central Index Key Number of the sponsor: 0001592182

Rialto Mortgage Finance, LLC

Central Index Key Number of the sponsor: 0000740906

Wells Fargo Bank, National Association

Central Index Key Number of the sponsor: 0001624053

Argentic Real Estate Finance LLC

Central Index Key Number of the sponsor: 0001577313

National Cooperative Bank, N.A.

Central Index Key Number of the sponsor: 0001541214

C-III Commercial Mortgage LLC

(Exact Names of the Sponsors as Specified in their Charters)

North Carolina	333-206677-13	56-1643598

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 South College Street, Charlotte, North Carolina	28288-1066
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code (704) 374-6161

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[  ]       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 8. Other Events.

Item 8.01.	Other Events.

On or about March 14, 2017, a series of mortgage pass-through certificates, entitled Wells Fargo Commercial Mortgage Trust 2017-RC1, Commercial Mortgage Pass-Through Certificates, Series 2017-RC1 (the “Certificates”), is expected to be issued by Wells Fargo Commercial Mortgage Trust 2017-RC1 (the “Issuing Entity”), pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1 and dated as of March 1, 2017 (the “Pooling and Servicing Agreement”), between Wells Fargo Commercial Mortgage Securities, Inc. (the “Registrant”), as depositor, Wells Fargo Bank, National Association, as general master servicer, LNR Partners, LLC, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

The Certificates will consist of the following classes (each, a “Class”), designated as (i) the Class A-1, Class A-2, Class A-3, Class A-4, Class A-SB, Class A-S, Class X-A, Class X-B, Class B and Class C Certificates (collectively, the “Publicly Offered Certificates”), (ii) the Class X-D, Class D, Class X-E, Class E, Class X-F, Class F, Class X-G, Class G and Class R Certificates (collectively, the “Privately Offered Certificates”), and (iii) the RR Interest. Only the Publicly Offered Certificates have been offered to the public.

The Certificates represent, in the aggregate, the entire beneficial ownership in the Issuing Entity, a common law trust to be formed on or about March 14, 2017 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The Issuing Entity’s primary assets will be a pool of sixty (60) commercial, multifamily and manufactured housing community mortgage loans (the “Mortgage Loans”). Certain of the Mortgage Loans are expected to be acquired by the Registrant from Rialto Mortgage Finance, LLC (“Rialto”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated as of February 28, 2017, between the Registrant and Rialto; certain of the Mortgage Loans are expected to be acquired by the Registrant from Wells Fargo Bank, National Association (“Wells Fargo”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated as of February 28, 2017, between the Registrant and Wells Fargo; certain of the Mortgage Loans are expected to be acquired by the Registrant from Argentic Real Estate Finance LLC (“Argentic”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated as of February 28, 2017, between the Registrant and Argentic; certain of the Mortgage Loans are expected to be acquired by the Registrant from National Cooperative Bank, N.A. (“NCB”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.4 and dated as of February 28, 2017, between the Registrant and NCB; and certain of the Mortgage Loans are expected to be acquired by the Registrant from C-III Commercial Mortgage LLC (“C-III”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.5 and dated as of February 28, 2017, between the Registrant and C-III.

The funds to be used by the Registrant to pay the purchase price for the Mortgage Loans are expected to be derived from the proceeds of (i) the sale of the Publicly Offered Certificates by the Registrant to Wells Fargo Securities, LLC, Academy Securities, Inc. and Citigroup Global Markets Inc. (collectively, the “Dealers”), pursuant to an Underwriting Agreement, attached hereto as Exhibit 1.1 and dated as of February 28, 2017, between the Registrant, the Dealers, as underwriters, and Wells Fargo, (ii) the sale of the Privately Offered Certificates by the Registrant to the Dealers, pursuant to a Certificate Purchase Agreement, dated as of February 28, 2017, between the Registrant, the Dealers, as initial purchasers, and Wells Fargo, and (iii) the sale of the RR Interest by the Registrant to Wells Fargo (in such capacity, the “Retaining Party”), pursuant to an RR Interest Purchase Agreement, dated as of March 1, 2017, between the Registrant and the Retaining Party. The Privately Offered Certificates and the RR Interest will be sold in transactions exempt from registration under the Securities Act of 1933, as amended.

The Publicly Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus, dated March 13, 2017 and filed with the Securities and Exchange Commission on March 14, 2017. In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of the date of the Prospectus.

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Prior to the Closing Date, a series of mortgage pass-through certificates, entitled CSAIL 2016-C7 Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2016-C7 was issued by CSAIL 2016-C7 Commercial Mortgage Trust, pursuant to a Pooling and Servicing Agreement, dated as of November 1, 2016 (the “CSAIL 2016-C7 Pooling and Servicing Agreement”), between Credit Suisse Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association as trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer. Pursuant to the Pooling and Servicing Agreement, the Peachtree Mall Whole Loan is a Non-Serviced Whole Loan, the Peachtree Mall Mortgage Loan is a Non-Serviced Mortgage Loan, and the servicing of the Peachtree Mall Whole Loan is governed by the CSAIL 2016-C7 Pooling and Servicing Agreement and by the Peachtree Mall Intercreditor Agreement (as defined below). The CSAIL 2016-C7 Pooling and Servicing Agreement is attached hereto as Exhibit 99.6.

Prior to the Closing Date, a series of mortgage pass-through certificates, entitled Wells Fargo Commercial Mortgage Securities Trust 2016-C37, Commercial Mortgage Pass-Through Certificates, Series 2016-C37 was issued by Wells Fargo Commercial Mortgage Securities Trust 2016-C37, pursuant to a Pooling and Servicing Agreement, dated as of December 1, 2016 (the “WFCM 2016-C37 Pooling and Servicing Agreement”), between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Trimont Real Estate Advisors, LLC, as operating advisor and as asset representation reviewer. Pursuant to the Pooling and Servicing Agreement, the DoubleTree by Hilton Tempe Whole Loan is a Non-Serviced Whole Loan, the DoubleTree by Hilton Tempe Mortgage Loan is a Non-Serviced Mortgage Loan, and the servicing of the DoubleTree by Hilton Tempe Whole Loan is governed by the WFCM 2016-C37 Pooling and Servicing Agreement and by the DoubleTree by Hilton Tempe Intercreditor Agreement (as defined below). The WFCM 2016-C37 Pooling and Servicing Agreement is attached hereto as Exhibit 99.7.

The holders of the promissory notes evidencing the Peachtree Mall Whole Loan (the “Peachtree Mall Noteholders”) entered into an amended and restated agreement between note holders, dated as of September 15, 2016 (the “Peachtree Mall Intercreditor Agreement”), between the Peachtree Mall Noteholders, which sets forth the respective rights of each Peachtree Mall Noteholder. The Peachtree Mall Intercreditor Agreement is attached hereto as Exhibit 99.8.

The holders of the promissory notes evidencing the DoubleTree by Hilton Tempe Whole Loan (the “DoubleTree by Hilton Tempe Noteholders”) entered into an agreement, dated as of December 9, 2016 (the “DoubleTree by Hilton Tempe Intercreditor Agreement”), between the DoubleTree by Hilton Tempe Noteholders, which sets forth the respective rights of each DoubleTree by Hilton Tempe Noteholder. The DoubleTree by Hilton Tempe Intercreditor Agreement is attached hereto as Exhibit 99.9.

Section 9. Financial Statements and Exhibits.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

1.1	Underwriting Agreement, dated as of February 28, 2017, between Wells Fargo Commercial Mortgage Securities, Inc., Wells Fargo Bank, National Association, Wells Fargo Securities, LLC, Academy Securities, Inc. and Citigroup Global Markets Inc.

4.1	Pooling and Servicing Agreement, dated as of March 1, 2017, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, LNR Partners, LLC, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

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36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated March 13, 2017.

99.1	Mortgage Loan Purchase Agreement, dated as of February 28, 2017, between Wells Fargo Commercial Mortgage Securities, Inc. and Rialto Mortgage Finance, LLC.

99.2	Mortgage Loan Purchase Agreement, dated as of February 28, 2017, between Wells Fargo Commercial Mortgage Securities, Inc. and Wells Fargo Bank, National Association.

99.3	Mortgage Loan Purchase Agreement, dated as of February 28, 2017, between Wells Fargo Commercial Mortgage Securities, Inc. and Argentic Real Estate Finance LLC.

99.4	Mortgage Loan Purchase Agreement, dated as of February 28, 2017, between Wells Fargo Commercial Mortgage Securities, Inc. and National Cooperative Bank, N.A.

99.5	Mortgage Loan Purchase Agreement, dated as of February 28, 2017, between Wells Fargo Commercial Mortgage Securities, Inc. and C-III Commercial Mortgage LLC.

99.6	Pooling and Servicing Agreement, dated as of November 1, 2016, between Credit Suisse Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representation reviewer.

99.7	Pooling and Servicing Agreement, dated as of December 1, 2016, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Trimont Real Estate Advisors, LLC, as operating advisor and as asset representation reviewer.

99.8	Amended and Restated Agreement Between Note Holders, dated as of September 15, 2016, by and between Wilmington Trust, National Association, as trustee, for the benefit of the registered holders of the SG Commercial Mortgage Securities Trust 2016-C5, Commercial Mortgage Pass-Through Certificates, Series 2016-C5, as note A-1 holder, SPREF WH III LLC, as initial note A-2 holder, SPREF WH III LLC, as initial note A-3 holder, and SPREF WH III LLC, as initial note A-4 holder, relating to the Peachtree Mall Whole Loan.

99.9	Agreement Between Note Holders, dated as of December 9, 2016, by and between Silverpeak Real Estate Finance LLC, as initial note A-1 holder, and Silverpeak Real Estate Finance LLC, as initial note A-2 holder, relating to the DoubleTree by Hilton Tempe Whole Loan.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS FARGO COMMERCIAL MORTGAGE
SECURITIES, INC.

	By:	/s/ Anthony Sfarra
Name: Anthony Sfarra
Title: President

Dated: March 14, 2017

Exhibit Index

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of February 28, 2017, between Wells Fargo Commercial Mortgage Securities, Inc., Wells Fargo Bank, National Association, Wells Fargo Securities, LLC, Academy Securities, Inc. and Citigroup Global Markets Inc.

4.1	Pooling and Servicing Agreement, dated as of March 1, 2017, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, LNR Partners, LLC, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated March 13, 2017.

99.1	Mortgage Loan Purchase Agreement, dated as of February 28, 2017, between Wells Fargo Commercial Mortgage Securities, Inc. and Rialto Mortgage Finance, LLC.

99.2	Mortgage Loan Purchase Agreement, dated as of February 28, 2017, between Wells Fargo Commercial Mortgage Securities, Inc. and Wells Fargo Bank, National Association.

99.3	Mortgage Loan Purchase Agreement, dated as of February 28, 2017, between Wells Fargo Commercial Mortgage Securities, Inc. and Argentic Real Estate Finance LLC.

99.4	Mortgage Loan Purchase Agreement, dated as of February 28, 2017, between Wells Fargo Commercial Mortgage Securities, Inc. and National Cooperative Bank, N.A.

99.5	Mortgage Loan Purchase Agreement, dated as of February 28, 2017, between Wells Fargo Commercial Mortgage Securities, Inc. and C-III Commercial Mortgage LLC.

99.6	Pooling and Servicing Agreement, dated as of November 1, 2016, between Credit Suisse Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representation reviewer.

99.7	Pooling and Servicing Agreement, dated as of December 1, 2016, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Trimont Real Estate Advisors, LLC, as operating advisor and as asset representation reviewer.

99.8	Amended and Restated Agreement Between Note Holders, dated as of September 15, 2016, by and between Wilmington Trust, National Association, as trustee, for the benefit of the registered holders of the SG Commercial Mortgage Securities Trust 2016-C5, Commercial Mortgage Pass-Through Certificates, Series 2016-C5, as note A-1 holder, SPREF WH III LLC, as initial note A-2 holder, SPREF WH III LLC, as initial note A-3 holder, and SPREF WH III LLC, as initial note A-4 holder, relating to the Peachtree Mall Whole Loan.

99.9	Agreement Between Note Holders, dated as of December 9, 2016, by and between Silverpeak Real Estate Finance LLC, as initial note A-1 holder, and Silverpeak Real Estate Finance LLC, as initial note A-2 holder, relating to the DoubleTree by Hilton Tempe Whole Loan.

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